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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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       Date of report (Date of earliest event reported): February 9, 2000

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                              drugstore.com, inc.
             (Exact name of Registrant as specified in its charter)

           Delaware                     0-26137                04-3416255
 (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation or                                 Identification Number)
        organization)

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                    13920 Southeast Eastgate Way, Suite 300
                           Bellevue, Washington 98005
              (Address of principal executive offices) (Zip code)

                                 (425) 372-3200
              (Registrant's telephone number, including area code)


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Item 5. Other Events

   In connection with the filing of a Registration Statement on Form S-1, the Registrant is filing this Current Report on Form 8-K which includes, as
Exhibit 99.1, a table setting forth Selected Consolidated Financial Data of the Registrant for the fiscal year ended January 2, 2000 and for the period from April 2, 1998 (inception) to December 31, 1998, and management's discussion and analysis of financial condition and results of operations for such periods.

Item 7. Exhibits

  99.1 Selected Consolidated Financial Data of the Registrant for the fiscal year ended January 2, 2000 and for the period from April 2, 1998 (inception) to December 31, 1998, and management's discussion and analysis of financial condition and results of operations for such periods.

                                       2
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                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          drugstore.com, inc.

                                                   /s/ David Rostov
                                          By: _________________________________
                                                       David Rostov,
                                              Vice President, Chief Financial
                                                   Officer and Treasurer

Dated: February 9, 2000

                                       3
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                                 EXHIBIT INDEX

           Exhibit No.              Description
           -----------              -----------
              99.1     Selected Consolidated Financial Data
                       of the Registrant for the fiscal year
                       ended January 2, 2000 and for the
                       period from April 2, 1998 (inception)
                       to December 31, 1998, and
                       management's discussion and analysis
                       of financial condition and results of
                       operations for such periods.